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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                      -----------------------------------

                                   FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               LANTE CORPORATION
                               -----------------
            (Exact name of registrant as specified in its charter)



                 Delaware                                       36-3322393
                 --------                                       ----------
  (State of incorporation or organization)                   (I.R.S. Employer
                                                             Identification No.)


 161 North Clark Street, Suite 4900, Chicago, Illinois             60601
 -----------------------------------------------------           ---------
     (Address of principal executive offices)                    (Zip Code)


     If this Form relates to the        If this Form relates to the
     registration of a class of         registration of a class of
     securities pursuant to Section     securities pursuant to Section
     12(b) of The Exchange Act and      12(g) of The Exchange Act and
     is effective pursuant to           is effective pursuant to
     General Instruction A.(c),         General Instruction A.(d),
     please check the following         please check the following
     box. [_]                           box. [X]


             Securities Act registration statement file number to
                      which this form relates: 333-92373


       Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be                   Name of exchange on which each
registered                                  class is to  be registered
-------------------------                   -------------------------------
None                                        None



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       Securities to be registered pursuant to Section 12(g) of the Act:

                     Title of each class to be registered
                     ------------------------------------
                    Common Stock, par value $.01 per share



Item 1.   Description of Registrant's Securities to be Registered.
          -------------------------------------------------------

     The description of the Common Stock, $.01 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock - Common Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-92373, filed with the Securities and Exchange Commission on December 8, 1999, as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.

Item 2.   Exhibits.
          --------

Exhibit
Number    Description of Document
-------   -----------------------

1*        Amended and Restated Certificate of Incorporation of the Registrant
2*        Amended Bylaws of the Registrant
3*        Specimen stock certificate representing Common Stock
_______________________

* Incorporated by reference to Registrant's Registration Statement on Form S-1, File No. 333-92373 filed with the Securities and Exchange Commission on December 8, 1999, as amended from time to time.


                                       2
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                                 SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     LANTE CORPORATION
                                     -----------------
                                     (Registrant)


Dated: January 3, 2000               By: /s/ C. RUDY PURYEAR
                                        ------------------ -------------------
                                         C. Rudy Puryear
                                         President and Chief Executive Officer